UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2010
HUNTINGTON BANCSHARES
INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive Office)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 13, 2010, Huntington Bancshares Incorporated (the “Corporation”) executed an Amendment No. 1 (the “Amendment”) to its Replacement Capital Covenant, dated May 14, 2007 (the “Replacement Capital Covenant”). The Corporation executed the Replacement Capital Covenant in favor of and for the benefit of each holder of Covered Debt in connection with the issuance of $250,010,000 aggregated principal amount of the Corporation’s 6.65% Junior Subordinated Debentures due 2067 to Huntington Capital III, a Delaware statutory trust (the “Trust”), and the offering and issuance by the Trust of $250,000,000 aggregate liquidation amount of 6.65% Trust Preferred Securities.
     The intent and effect of the Amendment is to provide the Covered Debtholders with the potential benefit of the proceeds from the issuance by the Corporation of any and all Replacement Capital Securities after December 13, 2010 (the effective date of the Amendment) without regard to the date of such issuance, and without double counting proceeds received in any prior Measurement Period with respect to the securities covered by the Replacement Capital Covenant.
     Capitalized terms used but not defined in this Item 8.01 have the meanings set forth in the Replacement Capital Covenant, as amended.
     The Corporation’s Floating Rate Junior Subordinated Debentures due 2028 underlying the capital securities of Huntington Capital II (the “2028 Debentures”) were the initial “Covered Debt” under the terms of the Replacement Capital Covenant. The 2028 Debentures have fallen below $100 million in outstanding principal amount and, as a result, the Covered Debt benefiting from the Replacement Capital Covenant was re-designated such that the 2028 Debentures ceased being the Covered Debt under the Replacement Capital Covenant and the Corporation’s Floating Rate Junior Subordinated Debentures due 2027 underlying the capital securities of Huntington Capital I, a Delaware statutory trust, became the Covered Debt under the Replacement Capital Covenant.
     The Replacement Capital Covenant is attached as Exhibit 99.1 and incorporated herein by reference. A copy of Amendment No. 1 to the Replacement Capital Covenant is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Replacement Capital Covenant, dated as of May 14, 2007, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on May 14, 2007).

Exhibit 99.2	Amendment No. 1 to Replacement Capital Covenant, dated as of December 13, 2010, amending the Replacement Capital Covenant, dated as of May 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: December 13, 2010	By:	/s/ Richard A. Cheap
		Name:	Richard A. Cheap
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Replacement Capital Covenant, dated as of May 14, 2007, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on May 14, 2007).

Exhibit 99.2	Amendment No. 1 to Replacement Capital Covenant, dated as of December 13, 2010, amending the Replacement Capital Covenant, dated as of May 14, 2007.